Exhibit 10.4(D)

AMENDMENT NO. 3 TO LICENSE AGREEMENT

REGENTS OF THE UNIVERSITY OF MICHIGAN AND

ONCOMED PHARMACEUTICALS, INC.

THIS AMENDMENT NO. 3 TO THE LICENSE AGREEMENT (“Amendment”) is made effective as of March 31st, 2005 (the “Amendment Date”) and is entered into by and between THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a constitutional corporation of the State of Michigan (“Michigan”) and ONCOMED PHARMACEUTICALS, INC., a Delaware corporation having offices at 265 N. Whisman Road, Mountain View, CA 94043 (“OncoMed”) to amend their License Agreement dated January 5, 2001, as amended by Amendment Number 1 to the License Agreement dated as of July 21, 2004, and as amended by Amendment Number 2 to the License Agreement dated as of August 13, 2004 (“License Agreement”).

Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the License Agreement.

WHEREAS, Michigan and OncoMed entered into the License Agreement for the research, development and commercialization of Technology and Licensed Patents in the Licensed Field;

WHEREAS, Michigan and OncoMed have made a Joint Invention relating to gene expression profiles of solid tumor stem cells (OTT File No. 3097; “Methods for Treating and Diagnosing Cancer”) (“Joint Invention”) building upon the initial discovery of solid tumor stem cells (OTT File No. 1819 and USSN 09/920,517) and gene expression profiles of solid tumor stem cells (UM 2629, PCT/US2004/018266); and,

WHEREAS, Michigan and OncoMed intend to file a continuation-in-part patent application covering the Joint Invention and wish to include the continuation-in-part patent application in Licensed Patents.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michigan and OncoMed hereby agree as follows:

1. Amendment of the Agreement.

The parties hereby agree to amend Section 30.4 “Licensed Patents” of the License Agreement to include in Licensed Patents the continuation-in-part patent application entitled, “Compositions and Methods for Treating and Diagnosing Cancer” covering Joint Invention.

Without limiting the generality of the definition of “Licensed Patent(s)” as set forth in Section 30.4 of the License Agreement, as amended by Paragraph 1 of this Amendment, the parties agree that, as of the Amendment Date, Licensed Patents comprise the list of patent applications set forth on Attachment B to this Amendment.

2. No Other Changes. Except as expressly provided in this Amendment, all terms of the License Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to the License Agreement to be executed by their respective authorized officers.

THE REGENTS OF THE UNIVERSITY OF MICHIGAN		ONCOMED PHARMACEUTICALS, INC.

By:	/s/ Kenneth J. Nisbet	By:	/s/ James N. Woody
Name:	Kenneth J. Nisbet	Name:	James N. Woody, M.D., Ph.D.
Title:	Executive Director, UM Technology Transfer	Title:	Chief Executive Officer
Date:	4/01/05	Date:	4/04/05

ATTACHMENT B

File #	Lic Rep	Title	Tech Status	Name	Department	Filing Date	Country	Application Type	Present Status	Appl #
3097	Robin Rasor	Method for Treating and Diagnosing Cancer	Licensed Exclusive	Michael F. Clarke	Internal Medicine
2705	Robin Rasor	Cancer Stem Cells and Notch	Licensed Exclusive	Michael F. Clarke	Internal Medicine	2/3/04	US	PRV- Provisional	Converted	60/541/527
						2/3/05	US	ORD- Ordinary	Pending	11/050,282
						2/3/05	PCT	PCT-Patent Cooperation Treatry	Pending	PCT/US05/03419
2629	Robin Rasor	Genes Expressed by Cancer Stem Cells	Licensed Exclusive	Michael F. Clarke	Internal Medicine	6/9/03	US	PRV-Provisional	Converted	60/477,235
						6/9/03	US	PRV-Provisional	Converted	60/477,228
						6/9/04	US	ORD- Ordinary	Pending	10/864,207
						6/9/04	PCT	PCT-Patent Cooperation Treatry	Pending	PCT/US04/18266
2237	Robin Rasor	Breast Cancer Stem Cells and Notch Signaling	Licensed Exclusive	Michael F. Clarke	Internal Medicine	12/7/01	US	PRV-Provisional	Converted	60/338,358
						12/6/02	PCT	PCT-Patent Cooperation Treatry	Nationalized	PCT/US02/39191
						6/7/04	US	371-US from PCt as Foreign	pending	10/497,791
							AU	PCT-National Stage	pending	2002364537
							CA	PCT-National Stage	pending	2469204
							EP	PCT-National Stage	pending	2799914.3
							JP	PCT-National Stage	pending	2003-551505
1980	Robin Rasor	An Efficient Xenograft Human Epithelial Cancer Model	Licensed Exclusive	Michael F. Clarke	Internal Medicine	10/13/00	US	PRV-Provisional	Converted and combined with 1819 US	60/240,317
1876	MS-T	Purification of a Breast Cancer Tumor Initiating (Stem Cell)	Licensed Exclusive	Michael F. Clarke	Internal Medicine
1819c1	Robin Rasor	Isolating and Use of Solid Tumor Stem Cells	Licensed Exclusive	Michael F. Clarke	Internal Medicine	1/31/03	US	PCT-National Stage	Pending	10/343,692
1819	Robin Rasor	Cancer Stem Cells	Licensed Exclusive	Michael F. Clarke	Internal Medicine	8/3/00	US	PRV-Provisional	Converted	60/222,794
						10/13/00	US	PRV- Provisional	Converted	60/240,317
						10/13/00	US	PRV-Provisional	Converted	60/240,317
						8/2/01	PCT	PCT-Patent Cooperation Tratry	Nationalized	PCT/US01/24243
						8/1/01	US	ORD- Ordinary	Pending	09/920,517
						8/2/01	AU	PCT-National Stage	Pending	2001278134
						8/2/01	CA	PCT-National Stage	Pending	2417909
						8/2/01	EP	PCT-National Stage	Pending	O1956101.8
						8/2/01	JP	PCT-National Stage	Pending	2002-517738